UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23511

Name of Fund:	BlackRock ETF Trust II
BlackRock High Yield Muni Income Bond ETF
BlackRock Intermediate Muni Income Bond ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2021

Date of reporting period: 07/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2021

2021 Annual Report

BlackRock ETF Trust II

•	BlackRock High Yield Muni Income Bond ETF | HYMU | Cboe BZX
•	BlackRock Intermediate Muni Income Bond ETF | INMU | NYSE Arca

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.19%	36.45%
U.S. small cap equities (Russell 2000® Index)	7.86	51.97
International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31
Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2021	BlackRock High Yield Muni Income Bond ETF

Investment Objective

The BlackRock High Yield Muni Income Bond ETF (the “Fund”) primarily seeks to maximize tax free current income and secondarily seeks to maximize capital appreciation with a portfolio composed principally of high yield and other income generating U.S. municipal bonds.

Performance

Cumulative Total Returns
Since Inception

Fund NAV	7.75%
Fund Market	8.39
Bloomberg Barclays Custom Blend Benchmark	4.89

For the fiscal period ended 7/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/16/21. The first day of secondary market trading was 3/18/21.

The Bloomberg Barclays Custom Blend Benchmark comprised of 80% Bloomberg Barclays Municipal High Yield Index, 10% Bloomberg Barclays BBB Index and 10% Bloomberg Barclays Single A Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (03/16/21)	(a)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,077.50	$ 1.25		$ 1,000.00	$ 1,023.20	$ 1.61		0.32%

(a)	The beginning of the period (commencement of operations) is March 16, 2021.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (137 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 6 for more information.

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
New Jersey Transportation Trust Fund Authority RB, Series AA, 4.00%, 06/15/38	4.4%
Capital Trust Agency Inc. RB, 3.30%, 01/01/31	3.4
State of Illinois GO, Series A, 4.00%, 03/01/41	3.3
Pueblo Urban Renewal Authority TA, 4.75%, 12/01/45	2.6
District of Columbia Tobacco Settlement Financing Corp. RB, Series C, , 06/15/55	2.6

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Total Investments	(a)
AA+	2.3%
AA	0.2
A	2.4
BBB+	7.2
BBB	13.5
BBB-	2.2
BB+	6.1
BB	3.2
B-	1.7
Not Rated	61.2

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	BlackRock Intermediate Muni Income Bond ETF

Investment Objective

The BlackRock Intermediate Muni Income Bond ETF (the “Fund”) seeks to maximize tax free current income.

Performance

Cumulative Total Returns
Since Inception

Fund NAV	3.22%
Fund Market	3.54
Bloomberg Barclays 1-15 Year Municipal Bond Index	1.35

For the fiscal period ended 7/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/16/21. The first day of secondary market trading was 3/18/21.

The Bloomberg Barclays 1-15 Year Municipal Bond Index measures the performance of municipal bonds with maturities between one and 15 years.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (03/16/21)	(a)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,032.20	$ 1.11		$ 1,000.00	$ 1,023.40	$ 1.45		0.29%

(a)	The beginning of the period (commencement of operations) is March 16, 2021.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (137 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 6 for more information.

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
New Jersey Economic Development Authority RB, Series MMM, 5.00%, 06/15/34	2.5%
City of Philadelphia PA Airport Revenue RB, 5.00%, 07/01/31	2.4
Central Texas Regional Mobility Authority RB, 5.00%, 01/01/27	2.3
North Carolina State Education Assistance Authority RB, 5.00%, 06/01/29	2.3
American Municipal Power Inc. RB, 1.00%, 02/15/48	2.0

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Total Investments	(a)
AAA	3.9%
AA+	11.7
AA	12.0
AA-	3.0
A+	2.4
A	16.9
A-	8.4
BBB+	7.3
BBB	6.6
BBB-	4.3
BB+	3.3
BB	1.5
B-	0.5
Not Rated	18.2

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 0.8%
Tuscaloosa County Industrial Development Authority RB, Series A, 4.50%, 05/01/32 (Call 05/01/29)(a)	$186	$202,230

Arkansas — 1.0%
Arkansas Development Finance Authority RB, 4.50%, 09/01/49 (Call 09/01/26)(a)	250	281,118

California — 13.4%
California Community Housing Agency RB
4.00%, 02/01/56 (Call 08/01/31)(a)	250	272,827
Series A-2, 4.00%, 08/01/47 (Call 08/01/31)(a)	250	276,755
California Housing Finance RB, Series 2021-1, 3.50%, 11/20/35	498	592,802
California Public Finance Authority RB, Series B-3, 2.13%, 11/15/27 (Call 05/15/23)(a)	250	253,448
California School Finance Authority RB, Series A, 5.00%, 06/01/61 (Call 06/01/29)(a)	500	558,470
CMFA Special Finance Agency I RB, Series A, 4.00%, 04/01/56 (Call 04/01/31)(a)	250	273,950
CSCDA Community Improvement Authority RB, Series A-2, 4.00%, 10/01/56 (Call 10/01/31)(a)	250	276,575
Golden State Tobacco Securitization Corp. RB 3.25%, 06/01/34 (Call 06/01/25) (AGM-CR SAP)	50	54,496
Series A-1, 5.00%, 06/01/28 (Call 06/01/27)	500	619,785
Series A-1, 5.00%, 06/01/47 (Call 06/01/22)	200	206,722
Series A-2, 5.00%, 06/01/47 (Call 06/01/22)	200	206,722

		3,592,552

Colorado — 9.4%
Clear Creek Transit Metropolitan District No. 2 GOL, Series A, 5.00%, 12/01/50 (Call 12/01/26)	500	549,595
Loretto Heights Community Authority RB, 4.88%, 12/01/51 (Call 06/01/26)	500	519,500
Nexus North at DIA Metropolitan District GOL, 5.00%, 12/01/51 (Call 03/01/26)	565	618,630
Pueblo Urban Renewal Authority TA 4.75%, 12/01/45 (Call 12/01/30)(a)	600	695,916
Series B, 0.00%, 12/01/25(a)(b)	150	128,265

		2,511,906

District of Columbia — 2.6%
District of Columbia Tobacco Settlement Financing Corp. RB, Series C, 0.00%, 06/15/55 (Call 06/15/22)(b)	6,800	689,112

Florida — 19.0%
Brevard County Health Facilities Authority RB
4.00%, 11/15/22(a)	205	211,505
4.00%, 11/15/32 (Call 11/15/28)(a)	150	165,066
Capital Trust Agency Inc. RB
0.00%, 07/01/61(a)(b)	3,965	476,514
3.25%, 06/01/31(a)	230	244,778
3.30%, 01/01/31(a)	865	904,401
Series A-1, 5.00%, 07/01/56 (Call 07/01/31)(a)	250	297,472
CFM Community Development District Special Assesment, 2.40%, 05/01/26	250	250,892
Escambia County Health Facilities Authority RB, 4.00%, 08/15/45 (Call 02/15/30)	500	584,345
Florida Development Finance Corp. RB
5.00%, 05/01/29 (Call 05/01/22)(a)	500	537,705
5.00%, 06/01/51 (Call 06/01/28)	100	115,943
Series A, 5.13%, 06/15/55 (Call 06/15/28)(a)	500	527,935

Security	Par (000)	Value

Florida (continued)
Lakes of Sarasota Community Development District Special Assesment
Series A-1, 4.10%, 05/01/51 (Call 05/01/31)	$265	$275,799
Series B-1, 4.30%, 05/01/51 (Call 05/01/31)	220	228,153
V-Dana Community Development District Special Assesment, 4.00%, 05/01/52 (Call 05/01/31)	250	262,230

		5,082,738

Georgia — 2.2%
George L Smith II Congress Center Authority RB, 4.00%, 01/01/54 (Call 01/01/31)	500	583,430

Guam — 2.3%
Territory of Guam RB
Series A, 5.00%, 11/01/40 (Call 05/01/31)	250	316,120
Series F, 4.00%, 01/01/36 (Call 01/01/31)	250	293,015

		609,135

Illinois — 6.9%
Illinois Finance Authority RB, 5.00%, 05/15/51 (Call 05/15/28)	500	585,270
Metropolitan Pier & Exposition Authority RB, 4.00%, 12/15/47 (Call 12/15/31)	75	86,447
State of Illinois GO
Series A, 4.00%, 03/01/41 (Call 03/01/31)	750	887,655
Series C, 4.00%, 10/01/37 (Call 10/01/30)	245	290,516

		1,849,888

Massachusetts — 1.1%
Massachusetts Development Finance Agency RB, 4.00%, 07/01/45 (Call 07/01/31)	250	293,158

Michigan — 2.1%
Advanced Technology Academy RB, 5.00%, 11/01/34 (Call 11/01/27)	200	229,114
City of Detroit MI GOL, Series B-1, 4.00%, 04/01/44 (Call 12/10/21)	350	334,952

		564,066

Minnesota — 1.1%
City of Forest Lake MN RB, 5.00%, 07/01/56 (Call 07/01/31)	260	290,147

Missouri — 1.0%
Plaza at Noah’s Ark Community Improvement District RB, 3.00%, 05/01/30 (Call 05/01/29)	250	256,650

New Jersey — 5.6%
New Jersey Higher Education Student Assistance Authority RB, Series C, 3.25%, 12/01/51 (Call 12/01/29)	300	306,882
New Jersey Transportation Trust Fund Authority RB, Series AA, 4.00%, 06/15/38 (Call 12/15/30)	1,000	1,183,590

		1,490,472

New York — 6.9%
New York State Dormitory Authority RB, Series A, 4.00%, 03/15/47 (Call 03/15/31)	500	597,350
New York Transportation Development Corp. RB
4.00%, 04/30/53 (Call 10/31/31)	500	590,820
5.00%, 12/01/34 (Call 12/01/30)	500	663,915

		1,852,085

Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority RB, Series B2, 5.00%, 06/01/55 (Call 06/01/30)	250	293,345

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) July 31, 2021	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Port of Greater Cincinnati Development Authority RB
3.75%, 12/01/31 (Call 12/01/28)(a)	$240	$251,832
4.25%, 12/01/50 (Call 12/01/28)(a)	260	265,455

		810,632

Oklahoma — 1.1%
Oklahoma Development Finance Authority RB, Series A-2, 7.25%, 09/01/51 (Call 03/01/31)(a)	250	307,868

Pennsylvania — 1.6%
Berks County Municipal Authority (The) RB, 5.00%, 10/01/39 (Call 10/01/29)	390	436,585

Puerto Rico — 4.6%
Children’s Trust Fund RB, Series A, 0.00%, 05/15/57 (Call 05/15/22)(b)	1,485	99,346
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB, Series A, 5.00%, 07/01/47 (Call 07/01/30)(a)	250	303,150
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB
Series A1, 0.00%, 07/01/51 (Call 07/01/28)(b)	1,000	242,790
Series A-2, 4.78%, 07/01/58 (Call 07/01/28)	500	574,900

		1,220,186

South Carolina — 0.9%
City of Hardeeville SC Special Assesment, 4.00%, 05/01/52 (Call 05/01/29)(a)	250	251,970

Tennessee — 3.5%
Memphis-Shelby County Airport Authority RB, Series A, 5.00%, 07/01/49 (Call 07/01/31)	500	644,090
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd RB, 5.25%, 10/01/58 (Call 10/01/29)	250	307,242

		951,332

Texas — 3.3%
Angelina & Neches River Authority RB, Series A, 7.50%, 12/01/45 (Call 06/01/28)(a)	100	101,319
Arlington Higher Education Finance Corp. RB
5.00%, 06/15/51 (Call 06/15/26)	250	265,847
Series A, 4.00%, 08/15/46 (Call 08/15/26)	255	278,649
New Hope Higher Education Finance Corp. RB, Series A, 5.00%, 06/15/30 (Call 06/15/26)(a)	250	251,898

		897,713

Security	Par/ Shares (000)	Value

Utah — 1.3%
Utah Charter School Finance Authority RB, Series A, 5.00%, 02/15/36 (Call 02/15/26)(a)	$315	$352,397

Virginia — 0.7%
Tobacco Settlement Financing Corp./VA RB, Series B1, 5.00%, 06/01/47 (Call 08/16/21)	175	177,837

Washington — 2.2%
Washington State Convention Center Public Facilities District RB
4.00%, 07/01/31	250	298,547
4.00%, 07/01/58 (Call 07/01/28)	250	292,375

		590,922

Wisconsin — 1.9%
Public Finance Authority RB, Series A, 5.00%, 06/15/55 (Call 06/15/28)(a)	500	518,935

Total Municipal Debt Obligations — 99.5% (Cost: $ 25,206,917)		26,665,064

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Liquidity Funds: MuniCash, 0.01%(c)(d)	307	306,642

Total Short-Term Investments — 1.1% (Cost: $ 306,642)		306,642

Total Investments in Securities — 100.6% (Cost: $ 25,513,559)		26,971,706

Other Assets, Less Liabilities — (0.6)%		(168,886)

Net Assets — 100. 0%		$26,802,820

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/16/21	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$—		$306,642	(b)	$—	$—	$—	$306,642	307	$163	$—

(a)	The Fund commenced operations on March 16, 2021.
(b)	Represents net amount purchased (sold).

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock High Yield Muni Income Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$26,665,064	$—	$26,665,064
Money Market Funds	306,642	—	—	306,642

	$306,642	$26,665,064	$—	$26,971,706

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments July 31, 2021	BlackRock Intermediate Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 2.8%
Black Belt Energy Gas District RB, 4.00%, 12/01/27	$250	$297,200
Lower Alabama Gas District (The) RB, 4.00%, 12/01/50 (Put 12/01/25)(a)	250	285,815
Tuscaloosa County Industrial Development Authority RB, Series A, 4.50%, 05/01/32 (Call 05/01/29)(b)	116	126,394

		709,409

California — 3.4%
California Housing Finance RB, Series 2021-1, 3.50%, 11/20/35	249	296,401
California Infrastructure & Economic Development Bank RB, 0.37%, 08/01/47( 08/01/23)(a)	100	100,203
Folsom Ranch Financing Authority ST, 4.00%, 09/01/33 (Call 09/01/27)	215	243,588
Long Beach Bond Finance Authority RB, 5.00%, 11/15/35	160	226,890

		867,082

Colorado — 4.4%
E-470 Public Highway Authority RB, 0.38%, 09/01/39( 06/01/24)(a)	500	501,192
Pueblo Urban Renewal Authority TA, Series B, 0.00%, 12/01/25(b)(c)	250	213,775
Regional Transportation District RB, 4.00%, 07/15/35 (Call 01/15/31)	350	428,155

		1,143,122

Connecticut — 0.4%
State of Connecticut GO, Series D, 5.00%, 11/01/21	100	101,206

Delaware — 2.0%
Delaware State Economic Development Authority RB, 1.25%, 10/01/40 (Put 10/01/25)(a)	500	505,770

Florida — 12.2%
Brevard County Health Facilities Authority RB
4.00%, 11/15/21(b)	155	156,102
4.00%, 11/15/22(b)	200	206,346
Capital Trust Agency Inc. RB, 3.38%, 07/01/31(b)	250	277,827
County of Broward FL Airport System Revenue RB, 5.00%, 10/01/28 (Call 10/01/27)	185	230,628
Hillsborough County Industrial Development Authority RB, VRDN,0.03%, 11/01/38 (Put 07/30/21)(a)(d)	500	500,000
Lakes of Sarasota Community Development District RB
2.75%, 05/01/26	125	125,678
3.00%, 05/01/26	100	100,501
Orlando Utilities Commission RB
1.25%, 10/01/46 (Put 10/01/28)(a)	250	256,090
VRDN,0.02%, 10/01/39 (Put 07/30/21)(a)(d)	500	500,000
Sunshine State Governmental Financing Commission RB, VRDN,0.02%, 09/01/35 (Put 08/06/21)(a)(d)	500	500,000
Tohoqua Community Development District RB, 2.38%, 05/01/26	280	281,540

		3,134,712

Guam — 1.3%
Territory of Guam RB, 5.00%, 11/01/35 (Call 05/01/31)	250	321,968

Illinois — 5.1%
Chicago O’Hare International Airport RB, 5.00%, 01/01/30 (Call 01/01/27)	160	193,968
City of Chicago IL GO, 5.00%, 01/01/27 (Call 01/01/26)	130	153,135
Illinois Finance Authority RB, 0.72%, 05/01/42 (Put 05/01/26)(a)	500	501,180

Security	Par (000)	Value

Illinois (continued)
State of Illinois GO
5.00%, 03/01/32 (Call 03/01/31)	$250	$328,730
5.50%, 01/01/28	110	140,813

		1,317,826

Indiana — 1.7%
County of Warrick IN RB, 0.88%, 09/01/55 (Put 09/01/23)(a)	300	301,977
Indiana Finance Authority RB, 4.13%, 12/01/26	125	138,688

		440,665

Iowa — 3.7%
Iowa Finance Authority RB
1.50%, 01/01/42 (Put 04/01/24)(a)	250	252,647
5.00%, 05/15/48 (Call 05/15/27)	170	199,014
VRDN,0.03%, 07/01/49 (Put 07/30/21) (GNMA/FNMA/FHLMC)(a)(d	500	500,000

		951,661

Kentucky — 0.5%
Louisville/Jefferson County Metropolitan Government RB, 1.75%, 02/01/35 (Put 07/01/26)(a)	125	131,388

Louisiana — 2.9%
Louisiana Local Government Environmental Facilities & Community Development Authority RB, 2.00%, 06/01/30 (Call 04/01/26)	250	257,447
Louisiana Offshore Terminal Authority RB, VRDN,0.03%, 09/01/33 (Put 08/02/21)(a)(d)	500	500,000

		757,447

Maryland — 1.9%
Maryland Economic Development Corp. RB, VRDN,0.02%, 02/15/43 (Put 07/30/21)(a)(d)	500	500,000

Massachusetts — 1.1%
Massachusetts Development Finance Agency RB, 5.00%, 10/01/24	260	287,872

Michigan — 2.1%
Advanced Technology Academy RB, 5.00%, 11/01/34 (Call 11/01/27)	200	229,113
Michigan Finance Authority RB, 4.00%, 09/01/30	250	304,055

		533,168

Minnesota — 4.4%
City of Minneapolis MN RB
VRDN,0.03%, 11/15/48 (Put 07/30/21)(a)(d)	500	500,000
VRDN,0.04%, 12/01/27 (Put 08/02/21)(a)(d)	500	500,000
City of Rochester MN RB, 4.50%, 11/15/38(a)	120	121,487

		1,121,487

New Hampshire — 1.9%
New Hampshire Business Finance Authority RB, 0.40%, 10/01/33( 07/30/21), (Update Replacements.xls: MUNIPSA)(a)	500	500,834

New Jersey — 5.8%
Atlantic City Board of Education GO
4.00%, 04/01/32 (Call 04/01/29) (AGM SCH BD RES FD)	175	202,900
4.00%, 04/01/33 (Call 04/01/29) (AGM SCH BD RES FD)	175	201,861
4.00%, 04/01/34 (Call 04/01/29) (AGM SCH BD RES FD)	150	172,282
New Jersey Economic Development Authority RB, Series MMM, 5.00%, 06/15/34 (Call 12/15/29)	500	639,905
New Jersey Higher Education Student Assistance Authority RB, 5.00%, 12/01/23	250	277,075

		1,494,023

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock Intermediate Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico — 0.5%
City of Farmington NM RB, 1.88%, 04/01/33(a)	$125	$125,280

New York — 9.4%
Hempstead Town Local Development Corp. RB, 5.00%, 06/01/32 (Call 06/01/31)	250	335,330
Metropolitan Transportation Authority RB
0.83%, 11/01/32 (Put 04/01/26)(a)	500	502,677
5.00%, 11/15/48 (Put 11/15/22)(a)	200	212,338
New York City Housing Development Corp. RB, 1.95%, 11/01/32 (Call 02/01/29) (FHA 542(C))	450	462,470
New York Transportation Development Corp. RB
4.00%, 10/31/34 (Call 10/31/31)	250	307,600
5.00%, 12/01/28	250	319,518
5.00%, 12/01/29	205	267,461

		2,407,394

North Carolina — 2.2%
North Carolina State Education Assistance Authority RB, 5.00%, 06/01/29	460	578,243

North Dakota — 1.9%
North Dakota Housing Finance Agency RB, VRDN,0.03%, 07/01/36 (Put 08/06/21)(a)(d)	500	500,000

Ohio — 5.9%
Allen County Port Authority RB, 4.00%, 12/01/31 (Call 06/01/31)	250	291,665
American Municipal Power Inc. RB, 1.00%, 02/15/48 (Put 02/15/24)(a)	500	508,870
Cleveland-Cuyahoga County Port Authority RB, 5.00%, 07/01/30	350	464,030
Port of Greater Cincinnati Development Authority RB, 3.75%, 12/01/31 (Call 12/01/28)(b)	250	262,325

		1,526,890

Oregon — 4.3%
Oregon State Facilities Authority RB, VRDN,0.02%, 08/01/34 (Put 07/30/21)(a)(d)	500	500,000
Port of Morrow OR GOL, 4.00%, 12/01/30 (Call 12/01/29)	250	300,402
Port of Portland OR Airport Revenue RB, 5.00%, 07/01/29	245	319,130

		1,119,532

Pennsylvania — 4.2%
Berks County Municipal Authority (The) RB, 5.00%, 10/01/39 (Call 10/01/29)	200	223,890
City of Philadelphia PA Airport Revenue RB, 5.00%, 07/01/31 (Call 07/01/30)	465	608,899
East Hempfield Township Industrial Development Authority RB, 5.00%, 12/01/29 (Call 12/01/25)	125	146,624
Latrobe Industrial Development Authority RB, 5.00%, 03/01/24	100	109,740

		1,089,153

Puerto Rico — 0.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB, 0.00%, 07/01/29 (Call 07/01/28)(c)	213	187,455

South Carolina — 1.9%
City of Hardeeville SC, 3.00%, 05/01/27(b)	250	251,820
South Carolina Jobs-Economic Development Authority RB, 5.00%, 11/15/28 (Call 11/15/27)	210	240,855

		492,675

Security	Par/ Shares (000)	Value

South Dakota — 0.8%
South Dakota Health & Educational Facilities Authority RB, 5.00%, 11/01/35 (Call 11/01/25)	$165	$194,870

Texas — 7.3%
Arlington Higher Education Finance Corp. RB
4.00%, 06/15/31 (Call 06/15/26)	100	105,124
Series A, 4.63%, 08/15/46 (Call 08/15/21)	155	155,181
Central Texas Regional Mobility Authority RB, 5.00%, 01/01/27 (Call 01/01/26)	500	594,335
City of Austin TX Airport System Revenue RB, 5.00%, 11/15/27 (Call 11/15/26)	205	253,560
Houston Higher Education Finance Corp. RB
1.75%, 10/01/24 (Call 08/30/21)	115	115,058
2.00%, 10/01/25 (Call 08/30/21)	75	75,050
New Hope Cultural Education Facilities Finance Corp. RB, 4.00%, 06/15/25	280	318,013
New Hope Higher Education Finance Corp. RB, Series A, 5.00%, 06/15/30 (Call 06/15/26)(b)	250	251,898

		1,868,219

Virginia — 0.5%
Virginia Beach Development Authority RB, 5.00%, 09/01/30 (Call 09/01/25)	105	123,374

Washington — 1.2%
Washington State Convention Center Public Facilities District RB, 4.00%, 07/01/31	250	298,548

Total Municipal Debt Obligations — 98.4% (Cost: $ 24,769,024)		25,331,273

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Liquidity Funds: MuniCash, 0.01%(e)(f)	285	285,161

Total Short-Term Investments — 1.1% (Cost: $ 285,161)		285,161

Total Investments in Securities — 99.5% (Cost: $ 25,054,185)		25,616,434

Other Assets, Less Liabilities — 0.5%		118,994

Net Assets — 100.0%		$25,735,428

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) July 31, 2021	BlackRock Intermediate Muni Income Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/16/21	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$—		$285,161	(b)	$—	$—	$—	$285,161	285	$61	$—

(a)	The Fund commenced operations on March 16, 2021.
(b)	Represents net amount purchased (sold).

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$25,331,273	$—	$25,331,273
Money Market Funds	285,161	—	—	285,161

	$285,161	$25,331,273	$—	$25,616,434

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	BlackRock High Yield Muni Income Bond ETF	BlackRock Intermediate Muni Income Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$26,665,064	$25,331,273
Affiliated(b)	306,642	285,161
Receivables:
Investments sold	—	302,705
Interest	210,301	123,008

Total assets	27,182,007	26,042,147

LIABILITIES
Payables:
Investments purchased	371,307	300,228
Investment advisory fees	7,880	6,491

Total liabilities	379,187	306,719

NET ASSETS	$26,802,820	$25,735,428

NET ASSETS CONSIST OF:
Paid-in capital	$25,125,000	$25,075,000
Accumulated earnings	1,677,820	660,428

NET ASSETS	$26,802,820	$25,735,428

Shares outstanding	1,000,000	1,000,000

Net asset value	$26.80	$25.74

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$25,206,917	$24,769,024
(b) Investments, at cost — Affiliated	$306,642	$285,161

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Operations

Period Ended July 31, 2021

	BlackRock High Yield Muni Income Bond ETF	(a)	BlackRock Intermediate Muni Income Bond ETF	(a)

INVESTMENT INCOME
Dividends — Affiliated	$163		$61
Interest — Unaffiliated	256,131		122,342

Total investment income	256,294		122,403

EXPENSES
Investment advisory fees	43,873		38,190

Total expenses	43,873		38,190

Less:
Investment advisory fees waived	(12,981)		(10,654)

Total expenses after fees waived	30,892		27,536

Net investment income	225,402		94,867

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	128,701		67,171

Net realized gain	128,701		67,171

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,458,147		562,249

Net change in unrealized appreciation (depreciation)	1,458,147		562,249

Net realized and unrealized gain	1,586,848		629,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,812,250		$724,287

(a)	For the period from March 16, 2021 (commencement of operations) to July 31, 2021.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock High Yield Muni Income Bond ETF		BlackRock Intermediate Muni Income Bond ETF

	Period From 03/16/21 to 07/31/21	(a)	Period From 03/16/21 to 07/31/21	(a)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$225,402		$94,867
Net realized gain	128,701		67,171
Net change in unrealized appreciation (depreciation)	1,458,147		562,249

Net increase in net assets resulting from operations	1,812,250		724,287

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(134,430)		(63,859)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	25,125,000		25,075,000

NET ASSETS
Total increase in net assets	26,802,820		25,735,428
Beginning of period	—		—

End of period	$26,802,820		$25,735,428

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N CI A L S T A T E M E N T S	15

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock High Yield Muni Income Bond ETF
	Period From 03/16/21 to 07/31/21	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.23
Net realized and unrealized gain(c)	1.70

Net increase from investment operations	1.93

Distributions(d)
From net investment income	(0.13)

Total distributions	(0.13)

Net asset value, end of period	$26.80

Total Return
Based on net asset value	7.75	%(e)

Ratios to Average Net Assets
Total expenses	0.45	%(f)(g)

Total expenses after fees waived	0.32	%(f)(g)

Net investment income	2.31	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$26,803

Portfolio turnover rate(h)	20	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.02%.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights   (continued)

(For a share outstanding throughout the period)

	BlackRock Intermediate Muni Income Bond ETF
	Period From 03/16/21 to 07/31/21	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.09
Net realized and unrealized gain(c)	0.71

Net increase from investment operations	0.80

Distributions(d)
From net investment income	(0.06)

Total distributions	(0.06)

Net asset value, end of period	$25.74

Total Return
Based on net asset value	3.22	%(e)

Ratios to Average Net Assets
Total expenses	0.40	%(f)(g)

Total expenses after fees waived	0.29	%(f)(g)

Net investment income	0.99	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$25,735

Portfolio turnover rate(h)	25	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock ETF Trust II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification

High Yield Muni Income Bond(a)	Non-diversified

Intermediate Muni Income Bond(a)	Non-diversified

(a)	The Fund commenced operations on March 16, 2021.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA will be paid a management fee from the Funds based on a percentage of each Fund’s average daily net assets as follows:

BlackRock ETF	Investment Advisory Fee

High Yield Muni Income Bond	0.45%

Intermediate Muni Income Bond	0.40

Expense Waivers: For each of the BlackRock High Yield Muni Income Bond and BlackRock Intermediate Muni Income ETFs, BlackRock has contractually agreed to waive 0.10% of the management fee through November 30, 2023 and June 30, 2023 respectively. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the period ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived

High Yield Muni Income Bond	$3,231

Intermediate Muni Income Bond	1,107

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements   (continued)

Additionally, for each of the BlackRock High Yield Muni Income Bond and BlackRock Intermediate Muni Income Bond ETFs, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through November 30, 2023 and June 30, 2023 respectively.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the period ended July 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived

High Yield Muni Income Bond	$9,750

Intermediate Muni Income Bond	9,547

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the period ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)

Intermediate Muni Income Bond	$500,009	$—	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

6.	PURCHASES AND SALES

For the period ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

BlackRock ETF	Purchases	Sales

High Yield Muni Income Bond	$29,275,022	$4,154,919

Intermediate Muni Income Bond	30,227,159	5,699,614

There were no in-kind transactions for the period ended July 31, 2021.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

BlackRock ETF	Period Ended 07/31/21
High Yield Muni Income Bond
Tax-exempt income(a)	$134,430

Intermediate Muni Income Bond
Tax-exempt income(a)	$63,859

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2021, as exempt-interest dividends.

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Notes to Financial Statements   (continued)

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Net Unrealized Gains (Losses)(a)	Total

High Yield Muni Income Bond	$128,701	$90,428	$1,458,691	$1,677,820

Intermediate Muni Income Bond	67,171	31,325	561,932	660,428

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to amortization methods for premiums and discounts on fixed income securities.

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

High Yield Muni Income Bond	$25,513,015	$1,464,576	$(5,885)	$1,458,691

Intermediate Muni Income Bond	25,054,502	565,012	(3,080)	561,932

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 07/31/21

BlackRock ETF	Shares	Amount

High Yield Muni Income Bond
Shares sold	1,000,000	$25,125,000

Intermediate Muni Income Bond
Shares sold	1,000,000	$25,075,000

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

As of July 31, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

BlackRock ETF	Shares

High Yield Muni Income Bond	780,000

Intermediate Muni Income Bond	800,000

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock ETF Trust II and Shareholders of BlackRock High Yield Muni

Income Bond ETF and BlackRock Intermediate Muni Income Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock High Yield Muni Income Bond ETF and BlackRock Intermediate Muni Income Bond ETF (constituting BlackRock ETF Trust II, hereafter collectively referred to as the “Funds”) as of July 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 16, 2021 (commencement of operations) to July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period March 16, 2021 (commencement of operations) to July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	23

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust II (the “Trust”) met on February 20, 2020 (the “February 2020 Meeting”) and February 12, 2021 (the “February 2021 Meeting”, and together with the February 2020 Meeting, the “Meetings”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock High Yield Muni Income Bond ETF (“HYMU”) and BlackRock Intermediate Muni Income Bond ETF (“INMU”), and together with HYMU, the “Funds” and each, a “Fund”), respectively, and BlackRock Fund Advisors (“BFA” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

At the Meetings, the Board received and reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to each Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and BlackRock’s affiliates as a result of its relationship with each Fund; (f) the policies and practices of BlackRock with respect to portfolio transactions for each Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meetings relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of each Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for each Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BFA, including the investment advisory services to be provided to each Fund. The Board received information concerning the investment philosophy and investment process to be used by BFA in managing each Fund, as well as a description of the capabilities, personnel and services of BFA. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BFA to each Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BFA’s services to be provided to each Fund was consistent with each Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BFA and its affiliates to each Fund. The Board evaluated the procedures of BFA designed to fulfill its fiduciary duty to each Fund with respect to possible conflicts of interest, including BFA’s code of ethics (regulating the personal trading of BFA’s officers and employees), the procedures by which BFA allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BFA in these matters. The Board also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock and its affiliates with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BFA: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BFA’s overall risk management program, including the continued efforts of BFA and its affiliates to address cybersecurity risks and the role of BFA’s Risk & Quantitative Analysis Group. The Board engaged in a review of BFA’s compensation structure with respect to each Fund’s portfolio management team and BFA’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to each Fund. In particular, the Board considered that BFA and its affiliates will provide each Fund with certain administrative services, including, among others: (i)

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

responsibility for disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators and stock exchanges; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BFA’s fund administration, shareholder services, and legal & compliance departments and considered BFA’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

In their capacity as members of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of each Fund because each Fund had not yet commenced operations as of the date of the Meetings.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BFA and its Affiliates from Their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s proposed contractual advisory fee rate compared with the other funds in its Broadridge category, noting that the Agreement provides for a unitary fee structure that includes advisory and administration services. Under the unitary fee structure, each Fund pays a single fee to BFA and BFA will pay all operating expenses of each Fund, except the advisory fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The contractual advisory fee rate does not into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered each Fund’s estimated total net expense ratio, as well as its estimated actual advisory fee rate to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers. Additionally, the Board noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees/directors of other funds in the BlackRock Fixed-Income Complex.

The Board considered whether BFA has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BFA’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BFA with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels.

The Board noted that HYMU’s contractual management fee rate ranked in the third quartile, and that the estimated actual management fee rate and the estimated total expense ratio each ranked in the third quartile, relative to HYMU’s peers.

The Board noted that INMU’s contractual management fee rate ranked in the third quartile, and that the estimated actual management fee rate and the estimated total expense ratio ranked in the third and second quartiles, respectively, relative to INMU’s peers.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services to be provided.

As each Fund had not commenced operations as of the date of the February 2021 Meeting, BFA was not able to provide the Board with specific information concerning the expected profits to be realized by BFA and its affiliates from their relationships with each Fund. BFA, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BFA or its affiliates may derive from BFA’s respective relationships with each Fund, both tangible and intangible, such as BFA’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BFA’s profile in the investment advisory community, and the engagement of BFA’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BFA’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BFA may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	25

Disclosure of Investment Advisory Agreement  (continued)

The Board, including the Independent Board Members, concluded that these ancillary benefits that BFA and its affiliates could receive with regard to providing investment advisory and other services to each Fund were consistent with those generally available to other ETF sponsors. The Board concluded that any such ancillary benefits would not be disadvantageous to each Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Agreement.

In connection with its consideration of the Agreement, the Board noted that it considered information regarding BlackRock’s brokerage and soft dollar practices and received and reviewed reports from BlackRock and its affiliates at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex which included information on brokerage commissions and trade execution practices.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Agreement between BFA and the Trust, on behalf of each Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Supplemental Information  (unaudited)

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	27

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2020)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 99 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2020)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee (Since 2020)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 99 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2020)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(c) 1948	Trustee (Since 2020)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 101 Portfolios	None

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 100 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 99 Portfolios	None

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

R. Glenn Hubbard 1958	Trustee (Since 2020)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(c) 1951	Trustee (Since 2020)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 101 Portfolios	None

Catherine A. Lynch(c) 1961	Trustee (Since 2020)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 101 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)	Dr. Fabozzi, Dr. Kester and Ms. Lynch are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	29

Trustee and Officer Information  (continued)

Interested Trustees(a)(b)

Name Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (since 2020)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.	103 RICs consisting of 252 Portfolios	None

John M. Perlowski(c) 1964	Trustee and President and Chief Executive Officer (since 2020)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 254 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(c)  Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (since 2020)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (since 2020)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (since 2020)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (since 2020)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (since 2020)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust serve at the pleasure of the Board.

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Trustee and Officer Information  (continued)

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports and blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

Boston, MA, 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

G E N E R A L I N F O R M A T I O N	33

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

CR	Custodian Receipt

FHA	Federal Housing Administration

GO	General Obligation

GOL	General Obligation Limited

RB	Revenue Bond

SAP	Subject to Appropriations

ST	Special Tax

TA	Tax Allocation

-

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com    |    (800) 441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

INCETF-7/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Muni Income Bond ETF	$11,800	N/A	$2,500	$0	$9,700	N/A	$0	$0
BlackRock Intermediate Muni Income Bond ETF	$11,800	N/A	$2,500	$0	$9,700	N/A	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Muni Income Bond ETF	$12,200	N/A
BlackRock Intermediate Muni Income Bond ETF	$12,200	N/A

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: October 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: October 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust II

Date: October 4, 2021